UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 4, 2014

TIME INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36218	13-3486363
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1271 Avenue of the Americas
New York, NY 10020
(Address of Principal Executive Offices) (Zip Code)

(212) 522-1212
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 4, 2014, Time Inc. (the “Company”) issued a press release relating to, among other things, its unaudited financial results for the third quarter of 2014. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
On November 4, 2014, the Company also made available on its website at www.timeinc.com trending schedules containing selected quarterly and annual financial information of the Company (the “Trending Schedules”). A copy of the Trending Schedules is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information contained in this Item 2.02 as well as in Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 7.01. Regulation FD Disclosure.
See Item 2.02 above regarding the Trending Schedules.
Item 9.01. Financial Statement and Exhibits.

Exhibit	Description
99.1	Press release issued by Time Inc. on November 4, 2014
99.2	Trending Schedules

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME INC. (Registrant)

By:	/s/ Jeffrey J. Bairstow
Jeffrey J. Bairstow
Executive Vice President and Chief Financial Officer
Date: November 4, 2014

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by Time Inc. on November 4, 2014
99.2	Trending Schedules